Concentration of Credit Risks	12 Months Ended
Dec. 31, 2023
Risks and Uncertainties [Abstract]
Concentration of Credit Risks
15. Concentration of Credit Risks

The Company’s vessels are chartered under either a time charter arrangement or voyage charter arrangement. Under a time charter arrangement, no security is provided for the payment of charter hire. However, payment is typically required monthly in advance. Under a voyage charter arrangement, a lien may sometimes be placed on the cargo to secure the payment of the accounts receivable, as permitted by the prevailing charter party agreement.

The Company derives a significant portion of its revenues from a limited number of charterers. During 2023, one of our charterers contributed approximately 10.1% or $49.7 million. Whereas our top three charterers contributed between 7.0% and 10.0% each, and in aggregate 25.0% or approximately $122.6 million. (2022: None of our charterers contributed 10% of our revenue. Whereas our top three charterers contributed between 8.0% and 10.0% each, and in aggregate 26.5% or approximately $108.4 million).

Other than 3% of operating revenues arising from vessels trading exclusively in Indonesia during the year ended December 31, 2023 (year ended December 31, 2022 and 2021: 3.7% and 5.6%, respectively), our vessels operate on a worldwide basis and are not restricted to specific locations.

The Company considers that its equity method investments do not meet the criteria in ASC 280 to be separate reportable segments.
As of December 31, 2023, and December 31, 2022, all of the Company’s cash, cash equivalents, restricted cash, and short-term investments were held by large financial institutions, highly rated by a recognized rating agency.